Exhibit 10.20

EXECUTION VERSION

BTIG, LLC
65 E 55th Street
New York, New York, 10022

February 2, 2024

Golden Arrow Merger Corp.

10 E. 53rd Street, 13th Floor

New York, NY 10022

Attn: Timothy Babich

Re:	Letter Agreement/Amendment to Underwriting Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Underwriting Agreement, dated as of March 16, 2021 (the “Underwriting Agreement”), by and between Golden Arrow Merger Corp., a Delaware corporation (the “Company”) and BTIG, LLC, as representative of the several underwriters named therein (the “Representative”). Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) shall have the meanings given to such terms in the Underwriting Agreement.

On October 4, 2023, the Company entered into a business combination agreement with Bolt Threads, Inc. (“Bolt Threads”), pursuant to which, subject to the terms and conditions thereof, the Company will consummate its initial Business Combination with Bolt Threads (the “Bolt Threads Transaction”).

In contemplation of the Bolt Threads Transaction, the Company and the Representative hereby agree to amend the Underwriting Agreement (the “Amendment”), subject to the terms of this Amendment, as follows:

1. Section 1.3 of the Underwriting Agreement is hereby deleted in its entirety and replaced with the following, effective and conditioned upon the consummation of the Bolt Threads Transaction:

“1.3 Deferred Underwriting Commission. The Representative agrees that an aggregate amount equal to Five Hundred Thousand U.S. Dollars ($500,000) (the “Cash Portion”) will be deposited and held in the Trust Account and payable in cash directly from the Trust Account, without accrued interest, to the Representative for its own account upon consummation of the Company’s initial Business Combination. Additionally, upon consummation of the Company’s initial Business Combination, as further described below, the Representative will receive shares of common stock of the public company entity that survives the initial Business Combination, which stock is listed on the New York Stock Exchange or Nasdaq (the “Stock”), equivalent to the greater of: (i) 500,000 shares of Stock, or (ii) the number of shares calculated by dividing (x) $5,000,000 by (y) the VWAP of the Stock over the three (3) trading days immediately preceding the initial filing of the Resale Registration Statement (as defined below), provided that clause (y) shall not be less than $8.00. The Stock, collectively with the Cash Portion, shall be referred to herein as the “Deferred Underwriting Commission”.

The Stock shall be delivered in book-entry form not later than five (5) business days following the initial filing with the Commission of a registration statement for the registration, under the Act, of the resale of the Stock (the “Resale Registration Statement”). The Stock shall be issued or transferred to the Representative on behalf of the Underwriters (or, at the option of the Representative, directly to each Underwriter). Any shares of Stock issued or transferred to the Underwriters in satisfaction of the Stock portion of the Deferred Underwriting Commission shall be free and clear of all liens, encumbrances and other restrictions on the pledge, sale or other transfer of such shares of the Stock, other than any restrictions that may arise due to applicable securities laws.

The Company shall enter into an agreement with the Underwriters concurrently with the consummation of the initial Business Combination, providing for customary registration rights with respect to the Stock, in form and substance reasonably acceptable to the Underwriters (the “Registration Rights”). The Company shall as soon as practicable, but in no event later than forty-five (45) business days after the consummation of the initial Business Combination, file the Resale Registration Statement with the Commission. The Company shall use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such Resale Registration Statement, and a current prospectus relating thereto, until the earlier of (i) the date on which the Underwriters cease to hold any of such Stock or (ii) such Stock may be freely tradable under United States federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Act (or any successor rule)) of the Company. If such Registration Rights are not granted, or the Company does not comply in all material respects with the obligation of to provide the Registration Rights, and fails to remedy such breach within thirty (30) days following receipt of notice of such breach from the Representative, the Company shall promptly pay to the Representative the entire value of the Stock as set forth herein (i.e., $5,000,000) in cash.

CST&T, as trustee of the Trust Account, shall be referred to herein as the “Trustee”.”

2. The Company and the Representative agree that any reference in the Underwriting Agreement to the amount owed for the Deferred Underwriting Commission that is inconsistent with the provisions of the Amendment, shall be deemed amended, effective and conditioned upon the consummation of the Bolt Threads Transaction, to be consistent with the provisions of the Amendment.

3. For the avoidance of doubt, the Amendment contained in this Letter Agreement shall apply only in connection with the Bolt Threads Transaction and shall not apply in connection with any Business Combination that may be contemplated or consummated between the Company and any party other than Bolt Threads. The terms of the Amendment shall be interpreted, enforced, governed by and construed in a manner consistent with the provisions of the Underwriting Agreement. Except as expressly provided in the Amendment, all of the terms and provisions in the Underwriting Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. The Amendment does not constitute, directly or by implication, an amendment, modification or waiver of any provision of the Underwriting Agreement, or any other right, remedy, power or privilege of any party to the Underwriting Agreement, except as expressly set forth herein. Any reference to the Underwriting Agreement in the Underwriting Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Underwriting Agreement, as amended or modified by the Amendment (or as the Underwriting Agreement may be further amended or modified after the date hereof in accordance with the terms thereof).

4. The Representative hereby agrees to execute and deliver customary certificates and/or letters to the Trustee as reasonably necessary to effectuate the intent of the Amendment. The Company and Bolt Threads hereby agree that the obligations of the Company pursuant to the Amendment shall be assumed promptly following the consummation of the initial Business Combination by the public company entity surviving the initial Business Combination, to the extent that such obligations do not transfer automatically upon such consummation. Upon the request of the Representative, the Company and Bolt Threads agree to execute, and to cause the public company entity that survives the initial Business Combination to execute, such other documents, instruments or agreements as may be necessary to effectuate the agreements set forth herein.

5. In addition to the Amendment, each of the Company and Bolt Threads further agrees, solely on its own behalf, that, in connection with the Bolt Threads Transaction, it will cause to be furnished to BTIG, on such dates as reasonably requested by BTIG, (i) certificates of both its Chief Executive Officer and Chief Financial Officer, substantially in the form attached hereto as Exhibit A, (ii) “comfort” letters from its auditors, and (iii) opinions and negative assurances statements from its external counsel (collectively, the Furnished Documents”), which Furnished Documents shall be in form and substance reasonably satisfactory to BTIG and dated on the date of effectiveness of the S-4 registration statement relating to the Bolt Threads Transaction and on the date of the Company’s stockholder meeting to approve the Bolt Threads Transaction, or on such other dates as reasonably requested by BTIG and its counsel. Each of the Company and Bolt Threads will also furnish to BTIG, or will cause to be furnished, any certificate of any of its officers, any “comfort” letters from its auditors, and any opinions and negative assurances statements from its external counsel that are provided to any other party in connection with the Bolt Threads Transaction (collectively, the “Additional Furnished Documents”), on the date(s) on which such Additional Furnished Documents were provided to such other party. The Company agrees that, if the Company fails to provide to BTIG the Furnished Documents and the Additional Furnished Documents at the times specified in this Section 5, the Amendment shall be void and of no effect for all purposes.

6. The Parties agree that, if the Bolt Threads Transaction is terminated for any reason, this Letter Agreement shall be void and of no effect for all purposes.

[Remainder of Page Left Intentionally Blank. Signature Page Immediately Follows.]

Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

Very truly yours,

BTIG, LLC

By:	/s/ Andrew Maller
Name:	Andrew Maller
Title:	Managing Director

Accepted and agreed as of February 2, 2024:

GOLDEN ARROW MERGER CORP.

By:	/s/ Timothy Babich
Name:	Timothy Babich
Title:	Chief Executive Officer

Accepted and agreed as of February 2, 2024:

BOLT THREADS, INC.

By:	/s/ Daniel Widmaier
Name:	Daniel Widmaier
Title:	Chief Executive Officer

{Signature Page to Amendment to Underwriting Agreement}

Exhibit A

OFFICERS’ CERTIFICATE

[    ], 2024

In connection with a proposed business combination (the “Business Combination”), [    ] (“SPAC”), [MERGER SUB] and [    ] (“the Company”) entered into a Business Combination Agreement, dated as of October 4, 2023.

Certain information relating to SPAC and the Company was included in the Registration Statement (No. 333-[    ]) on Form S-4 filed by SPAC related to the Business Combination.

Each of the undersigned does hereby certify to each of [    ] (“SPAC Counsel”), [    ] (“Target Counsel”), BTIG, LLC (“BTIG”) and Ellenoff Grossman & Schole LLP (“EGS”), on behalf of the Company in his capacity as an officer of the Company and not in his individual capacity, as of the date hereof:

1.	The undersigned is the duly qualified and currently serving Chief Executive Officer or Chief Financial Officer of the [SPAC/Company].

2.	As of the date hereof, to my knowledge, (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement in order to make the statements therein not untrue or misleading.

3.	I have read the Registration Statement, including, without limitation, the financial statements, notes, and other information included therein (the “Disclosures”).

4.	The Disclosures present fairly, in all material respects, the financial condition of the [SPAC/Company] and its results of operations for the periods presented in the Registration Statement, and nothing has come to my attention which would cause me to believe that any material modifications should be made to such financial statements for them to be in conformity with generally accepted accounting principles and the applicable accounting requirements of the Securities Exchange Act of 1934 and the related rules and regulations adopted by the SEC.

5.	[I am familiar with the accounting, operations and records systems of the [SPAC/Company].] [To be provided from CFO]

6.	Except as disclosed in the Registration Statement, no material claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any material hearing, proceeding or investigation, by any person or any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body, has been made or is pending, or to the [SPAC’s/Company’s] knowledge, threatened against the [SPAC/Company].

7.	[For SPAC only (as registrant; to be updated if co-registrants): No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of the undersigned, threatened].

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Officers’ Certificate as of the date first set forth above.

[ ]
Chief Executive Officer

[ ]
Chief Financial Officer

[Signature Page to Officer’s Back-Up Certificate]